UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ----------------------------------
                                    FORM 8-K
                      ----------------------------------
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                             November 17, 1997                                   0-16132
---------------------------------------------------------------  ---------------------------------------
         Date of Report (Date of earliest event reported)                 Commission File Number


                                               Celgene Corporation
                             (Exact name of registrant as specified in its charter)


                                   Delaware                                     22-2711928
--------------------------------------------------------------   ---------------------------------------
(State or other jurisdiction of incorporation or organization)    (I.R.S. Employer Identification Number)

                              7 Powder Horn Drive
                           Warren, New Jersey 07059
                      ----------------------------------
              (Address of Principal Executive Offices) (Zip Code)




                                (732) 271-1001
                      ----------------------------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets
On November 18, 1997, Celgene Corporation and Cambrex Corporation issued a press release announcing that they had entered into a letter of intent for Cambrex to acquire Celgene's chiral intermediate business for approximately $15 million. A copy of the press release, dated November 18, 1997, is filed hereto as an exhibit and is incorporated herein by reference.

Item 7. Financial Statements, Unaudited Pro Forma Financial Information and Exhibits.
(a) Not applicable.

(b) Unaudited Pro forma financial information

The following pro forma financial information for the year ended December 31, 1996 and the nine months ended September 30, 1997 are unaudited. The unaudited Pro Forma Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 were prepared as if the sale of the chiral intermediate business had occurred effective as of January 1, 1996. The unaudited pro forma statements do not purport to represent what the Company's results of operations would actually have been if the chiral intermediate transaction had in fact occurred on such date or to project the Company's results of operations for any future period.

The unaudited pro forma financial statements show how the transaction might have affected the historical results of operations if the chiral intermediate transaction had been consummated at an earlier time, and show the possible scope of the change to results of operations caused by the chiral intermediate transaction.

The unaudited pro forma financial statements do not include an unaudited pro forma balance sheet, because the value of the assets expected to be sold in the transaction is not material and any accounting gain cannot yet be determined until the sale of the assets is finalized.

                                                                  Year Ended December 31, 1996
                                                   -----------------------------------------------------------
                                                      Actual            Adjustment             Pro Forma
                                                   ----------------   ---------------------   ----------------
Revenues:
 Chirally pure intermediates                        $   1,465,715      $    1,400,715 (1)      $      65,000
                                                    -------------      --------------          -------------
 Research contracts                                     1,036,665             220,000 (2)            816,665
                                                    -------------      --------------          -------------
  Total revenues                                        2,502,380           1,620,715                881,665
Expenses:
 Cost of goods sold                                       981,448             981,448 (3)                 --
 Research and development                              16,322,825           1,170,090 (4)         15,152,735
 Selling, general and administrative                    4,001,419             230,638 (5)          3,770,781
                                                    -------------      --------------          -------------
  Total expenses                                       21,305,692           2,382,176             18,923,516
                                                    -------------      --------------          -------------
Loss from operations                                  (18,803,312)           (761,461)           (18,041,851)
Other Income and Expense:
 Interest income                                        1,308,244                  --              1,308,244
 Interest expense                                         323,913                  --                323,913
                                                    -------------      --------------          -------------
Net loss                                              (17,818,981)           (761,461)           (17,057,520)
Accretion of premium payable on preferred stock
 and warrants                                           1,012,881                  --              1,012,881
Deemed dividend for preferred stock conversion
 discount                                               2,777,777                  --              2,777,777
                                                    -------------      --------------          -------------
Net loss applicable to common stockholders            (21,609,639)           (761,461)           (20,848,178)
                                                    =============      ==============          =============
Net loss applicable to common stockholders per
 share of common stock                                      (2.29)              (0.08)                 (2.21)
                                                    =============      ==============          =============
Weighted average number of shares of common
 stock outstanding                                      9,450,000                                  9,450,000

---------------
(1) Eliminate sales of chirally pure intermediates.
(2) Eliminate revenues for chiral intermediates sold under research contracts.
(3) Eliminate cost of goods sold associated with chirally pure intermediate sales.
(4) Eliminate research and development
    expenses associated with the chiral chemistry business.
(5) Eliminate sales and marketing expenses associated with the chiral chemistry business.

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


                                                             Nine Months Ended September 30, 1997
                                                   ---------------------------------------------------------
                                                      Actual            Adjustment           Pro Forma
                                                   ----------------   -------------------   ----------------
Revenues:
 Chirally pure intermediates                        $     896,870      $    896,870 (1)      $          --
 Research contracts                                       919,068           112,000 (2)            807,068
                                                    -------------      ------------          -------------
  Total revenues                                        1,815,938         1,008,870                807,068
Expenses:
 Cost of goods sold                                       641,862           641,862 (3)                 --
 Research and development                              13,285,060           865,370 (4)         12,419,690
 Selling, general and administrative                    5,780,827           247,714 (5)          5,533,113
                                                    -------------      ------------          -------------
  Total expenses                                       19,707,749         1,754,946             17,952,803
                                                    -------------      ------------          -------------
Loss from operations                                  (17,891,811)         (746,076)           (17,145,735)
Other Income and Expense:
 Interest income                                          441,436                --                441,436
 Interest expense                                         104,866                --                104,866
                                                    -------------      ------------          -------------
Net loss                                              (17,555,241)         (746,076)           (16,809,165)
Accretion of premium payable on preferred stock
 and warrants                                             474,317                --                474,317
Deemed dividend for preferred stock conversion
 discount                                                 953,077                --                953,077
                                                    -------------      ------------          -------------
Net loss applicable to common stockholders            (18,982,635)         (746,076)           (18,236,559)
                                                    =============      ============          =============
Net loss applicable to common stockholders per
 share of common stock                                      (1.63)            (0.06)                 (1.57)
                                                    =============      ============          =============
Weighted average number of shares of common
 stock outstanding                                     11,647,000                               11,647,000

---------------
(1) Eliminate year to date sales of chirally pure intermediates.
(2) Eliminate year to date revenues for chiral intermediates sold under research contracts.
(3) Eliminate year to date cost of goods sold associated with chirally pure intermediate sales.
(4) Eliminate year to date research and development expenses associated with the chiral chemistry business.
(5) Eliminate year to date research and development expenses associated with the chiral chemistry business.




(c) Exhibits
     99  Press Release, dated November 18, 1997.


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

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 17, 1997      CELGENE CORPORATION


                            By: /s/John W. Jackson
                                ------------------
                            Name: John W. Jackson
                            Title: Chairman of the Board and
                                   Chief Executive Officer


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